PIONEER
                             -----------------------
                                     EUROPE
                                     SELECT
                                      FUND

                                     Annual
                                     Report

                                    8/31/02

                           [PIONEER INVESTMENTS LOGO]

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    6
 Schedule of Investments                            9
 Financial Statements                              13
 Notes to Financial Statements                     20
 Report of Independent Auditors                    26
 Trustees, Officers and Service Providers          27
 Retirement Plans from Pioneer                     32
 Programs and Services for Pioneer Shareowners     34
 The Pioneer Family of Mutual Funds                36

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 8/31/02
--------------------------------------------------------------------------------

Dear Fellow Shareowners,
--------------------------------------------------------------------------------

All the negatives that have weighed on the market - weak corporate earnings, high-profile business scandals, and an ambiguous economic outlook - have one thing in common: None of them is likely to be permanent. It would also be a mistake to believe that the current run of bad news is somehow unique. In recent years, other headlines have rattled investors - 1987's market meltdown, the Gulf War, currency crises in Asia and Russia, and, of course, September 11. On each occasion, frustrated investors cashed in their holdings, hoping to resume investing in better times. But only hindsight shows us the best times to be in or out of the market.

As successful professional investors with 74 years of experience caring for our clients' assets through declines and recoveries, we are sure of one thing: Like its predecessors, this downtrend began without the ringing of a bell and will end the same way. So rather than turn our backs when the news is bad, we search for attractive investments every day.

Be guided by your needs, not by the news

Just like the events I mentioned earlier, today's unsettling headlines may be distant memories by the time you need to pay tuition bills or face the real costs of living in retirement. That's why, like us, you should keep your eyes on the future and not on the evening news.

Toward that end, your financial advisor can offer needed perspective and useful experience in times of market volatility. Your advisor can keep you focused on your goals and discuss adjustments to your investment program if you aren't comfortable with the choices you made earlier. And if tuition bills and retirement are in fact upon you, all the more reason for working more closely with your financial advisor.

The first retirement plan for owner-only businesses

Pioneer has designed a unique retirement program exclusively for one-person businesses. Pioneer Uni-KSM is the first-of-its-kind 401(k) plan designed exclusively for owner-only businesses, whether full- or part-time. It could be ideal for your retirement planning, especially if you want to maximize contributions. Uni-K also offers other key advantages: you can consolidate your other retirement plan assets into your Uni-K Plan,SM and loans are available. Ask your financial advisor for further details.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 8/31/02
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following information was represented as a pie chart in the printed material.]

Financials                     24.8%
Energy                         14.8%
Materials                      13.2%
Industrials                    11.1%
Consumer Discretionary          9.2%
Health Care                     8.8%
Information Technology          7.7%
Telecommunication Services      6.1%
Consumer Staples                4.3%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following information was represented as a bar chart in the printed material.]

France                  23.1%
United Kingdom          20.3%
Germany                 10.7%
Netherlands             10.3%
Italy                    8.5%
Switzerland              7.0%
Ireland                  6.2%
Spain                    5.4%
Finland                  5.2%
Denmark                  3.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

    1.    Royal Dutch Petroleum Co.        6.66%
    2.    Porsche AG Designs               6.49
    3.    Vodafone Group Plc               6.12
    4.    Nokia Oyj                        4.92
    5.    ENI S.p.A.                       4.76
    6.    Aventis SA                       4.39
    7.    BNP Paribas SA                   4.35
    8.    British American Tobacco Plc     4.29
    9.    UBS AG                           3.46
   10.    BG Group Plc                     3.36

Fund holdings will vary for other periods.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 8/31/02                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        8/31/02   8/31/01
                 $7.91     $8.15

Distributions per Share   Income      Short-Term      Long-Term
(8/31/01 - 8/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.0992           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

         Average Annual Total Returns
            (As of August 31, 2002)
                   Net Asset    Public Offering
Period               Value          Price*
 Life-of-Class
 (12/29/00)       -12.47%      -15.51%
 1-Year            -1.76%       -7.44%


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[The following information was represented as a line chart in the printed material.]

      Pioneer Europe       MSCI Europe
       Select Fund*          Index

12/00     9425              10000
 8/01     7681               8084
 8/02     7546               6790

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 8/31/02                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        8/31/02   8/31/01
                 $7.94     $8.13

Distributions per Share   Income      Short-Term      Long-Term
(8/31/01 - 8/31/02)       Dividends   Capital Gains   Capital Gains
                             -              -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Select Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

      Average Annual Total Returns
         (As of August 31, 2002)
                       If          If
Period                Held      Redeemed*
 Life-of-Class
 (12/29/00)       -12.90%      -15.00%
 1-Year            -2.34%       -6.24%


* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[The following information was represented as a line chart in the printed material.]

      Pioneer Europe       MSCI Europe
       Select Fund*          Index

12/00     10000             10000
 8/01     8130               8084
 8/02     7622               6790

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 8/31/02                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        8/31/02   8/31/01
                 $7.96     $8.14

Distributions per Share   Income      Short-Term      Long-Term
(8/31/01 - 8/31/02)       Dividends   Capital Gains   Capital Gains
                             -              -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

         Average Annual Total Returns
            (As of August 31, 2002)
                   Net Asset    Public Offering
Period               Value        Price/CDSC*
 Life-of-Class
 (12/29/00)       -12.77%      -13.29%
 1-Year            -2.21%       -3.16%


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[The following information was represented as a line chart in the printed material.]

      Pioneer Europe       MSCI Europe
       Select Fund*          Index

12/00     9900              10000
 8/01     8059               8084
 8/02     7622               6790

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 8/31/02
--------------------------------------------------------------------------------

European stock markets faltered during the 12 months ended August 31, 2002, as worries about slumping economic growth on the Continent pulled down equity prices, especially in technology and other economically sensitive areas. In the following interview, Andrew Arbuthnott discusses the events and factors that affected your Fund's performance during the 12 months. Mr. Arbuthnott is a member of the team that is responsible for the Fund's day-to-day management.

Q:  How did the Fund perform during the 12 months ended August 31, 2002?

A: While the Fund had a negative total return, it substantially outperformed the overall market for European equities. Pioneer Europe Select Fund's Class A shares had a total return of -1.76% for the period, while Class B shares had a return of -2.34% and Class C shares lost 2.21%, all at net asset value. During the same period, the MSCI Europe Index fell 16.01%.

Q:  What was the investment environment like during the 12-month period?

A: It was a very difficult period for European stocks, with investors worried about many of the same concerns that troubled the equity markets in the United States. Evidence of slowing economic growth in Europe as well as throughout the world discouraged investors. Germany, the home of many economically sensitive or cyclical companies, was a particularly poor-performing market. At the start of the period, investors expected moderate economic growth in Germany, perhaps 1-to-1.5% for the 12 months. Instead, growth was flat and German stocks plummeted.

    Among sectors, the insurance group fared especially badly. Unlike U.S. insurance companies, European companies invest in stocks as well as in bonds. As stocks slumped, the values of equity portfolios of insurance companies fell dramatically. In euro terms, the insurance sector fell by 48% during the 12 months. Technology stocks also faltered, with the hardware group losing an average 44% and software losing 49%, reflecting the diminished spending on information technology. Telecommunications stocks also fell hard, losing an average 25%. In periods of economic uncertainty, the pharmaceutical industry usually tends to be one of the better performing areas. However, concerns about the industry's pipeline

Pioneer Europe Select Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    of new drug products weighed on the group, and the industry's stocks fell by 24% during the 12 months. (All these statistics are given in euro terms.) The impact on the Fund was moderated, however, by the fact that the euro gained 7% versus the U.S. dollar during the 12 months.

    The better performing groups included food and tobacco stocks - a classic defensive area - as well as the automobile, basic materials and energy industries.

Q: During such a challenging year, how did Europe Select Fund escape the worst effects of the general market slump?

A: Our stock selection excelled. In managing the portfolio, we do not try to adjust sector or industry allocations based on any view of economic trends. We buy and sell stocks based on our fundamental analysis of the value and opportunities in individual stocks. We take a longer-term horizon and aim to have a relatively low turnover rate. As the Fund's name implies, we concentrate on a fairly narrow group of stocks in which we have the greatest relative confidence. For example, at the end of the period, on August 31, we owned stocks in just 29 different companies.

    Performance was helped during the period by the fact that our discipline led us to a portfolio that underweighted (relative to the benchmark) the poorer-performing areas, including the insurance, pharmaceutical and telecommunications groups, while we tended to emphasize stocks in food and beverage, basic materials and the automobile industries, which held up better than the market averages.

Q:  What specific stocks helped Fund performance during the period?

A: Our principal holding in the food and tobacco group was British-American Tobacco, which rose by 28% over the 12 months. This stock was deeply undervalued versus the market averages, based on factors such as price/earnings ratios, and also had a very high dividend yield. In the automobile industry, Porsche did very well, also rising by 28%.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 8/31/02                              (continued)
--------------------------------------------------------------------------------

    We held a group of basic materials stocks that gained, including Air Liquide, the French industrial gas company; Rio Tinto, a mining and metals company based in the United Kingdom; Lafarge, a French cement company; and Givaudan, a Swiss company known for making flavors and fragrances used in other companies' products.

    Our bank holdings also supported performance, led by Anglo Irish Bank, which gained 45% after our initial investment in January 2002. BNP Paribas of France and Danske Bank of Denmark were two additional contributors among banks.

    Other positive contributors included Wolseley, a distributor of building materials and heating supplies based in the United Kingdom. It gained 25% after our investment in November 2001. The French advertising agency Publicis also made a solid contribution to performance before we took profits and sold it in April.

Q:  Were there any disappointments?

A: Philips, the Dutch consumer electronics company, was a major detractor from performance before we sold it. Thomson Multi-Media, another electric consumer products company, also proved to be a disappointment, losing 34% of its value after our investment. Fresenius Medical Care, a German health care equipment and service company specializing in dialysis services, was another poor performer, falling 48% of its value during the period. We continued to own both Thomson and Fresenius at the end of the period. In both cases, we believed that the prices of these securities more than reflected the market's concerns about these companies and that substantial upside potential exists based on the stocks' valuations.

Q:  What is your outlook?

A: As we look at European stocks in the wake of the recent market slump, we see attractive values and potentially interesting investment opportunities. Many good, profitable companies are even paying stock dividends with higher yields than can be found in short-term fixed income markets. We intend to continue to follow our discipline and focus on fundamentally sound stocks with good long-term prospects. We think we have reason for optimism about their potential.

Pioneer Europe Select Fund
SCHEDULE OF INVESTMENTS 8/31/02

Shares                                               Value
           PREFERRED STOCKS - 6.5%
           Automobiles & Components - 6.5%
           Automobile Manufacturers - 6.5%
    143    Porsche AG Designs                    $   67,077
                                                 ----------
           TOTAL PREFERRED STOCKS
           (Cost $53,657)                        $   67,077
                                                 ----------
           COMMON STOCKS - 93.5%
           Energy - 14.8%
           Integrated Oil & Gas - 8.1%
  8,292    BG Group Plc                          $   34,712
  3,248    ENI S.p.A.                                49,186
                                                 ----------
                                                 $   83,898
                                                 ----------
           Oil & Gas Refining, Marketing & Transportation - 6.7%
  1,525    Royal Dutch Petroleum Co.             $   68,803
                                                 ----------
           Total Energy                          $  152,701
                                                 ----------
           Materials - 13.2%
           Construction Materials - 5.4%
  1,295    CRH Plc                               $   18,480
    728    CRH Plc                                   10,418
    293    Lafarge SA                                27,114
                                                 ----------
                                                 $   56,012
                                                 ----------
           Diversified Metals & Mining - 2.5%
  1,472    Rio Tinto Plc                         $   25,814
                                                 ----------
           Specialty Chemicals - 5.3%
    161    Air Liquide SA                        $   22,313
     76    Givaudan*                                 31,857
                                                 ----------
                                                 $   54,170
                                                 ----------
           Total Materials                       $  135,996
                                                 ----------
           Capital Goods - 11.1%
           Construction & Engineering - 8.4%
  3,804    Autostrade S.p.A.                     $   32,609
  1,050    Compagnie de Saint Gobain*                31,410
  1,596    Grupo Dragados SA                         22,854
                                                 ----------
                                                 $   86,873
                                                 ----------


The accompanying notes are an integral part of these financial statements.    9

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 8/31/02                                      (continued)
--------------------------------------------------------------------------------

Shares                                                         Value
             Electrical Components & Equipment - 2.7%
   1,380     Thomson Multimedia*                           $   27,408
                                                           ----------
             Total Capital Goods                           $  114,281
                                                           ----------
             Retailing - 2.7%
             Home Improvement Retail - 2.7%
   3,084     Wolseley                                      $   28,282
                                                           ----------
             Total Retailing                               $   28,282
                                                           ----------
             Food Beverage & Tobacco - 4.3%
             Tobacco - 4.3%
   3,808     British American Tobacco Plc                  $   44,294
                                                           ----------
             Total Food Beverage & Tobacco                 $   44,294
                                                           ----------
             Health Care Equipment & Supplies - 4.4%
             Health Care Distributors & Services - 1.6%
     583     Fresenius Medical Care                        $   16,754
                                                           ----------
             Health Care Equipment - 2.8%
     657     Gehe AG                                       $   29,094
                                                           ----------
             Total Health Care Equipment & Supplies        $   45,848
                                                           ----------
             Pharmaceuticals & Biotechnology - 4.4%
             Pharmaceuticals - 4.4%
     770     Aventis SA                                    $   45,351
                                                           ----------
             Total Pharmaceuticals & Biotechnology         $   45,351
                                                           ----------
             Banks - 10.4%
   4,891     Anglo Irish Bank Corp.                        $   31,181
     963     BNP Paribas SA                                    44,921
   1,805     Danske Bank                                       31,710
                                                           ----------
                                                           $  107,812
                                                           ----------
             Total Banks                                   $  107,812
                                                           ----------
             Diversified Financials - 11.2%
             Diversified Financial Services - 11.2%
     642     Deutsche Boerse AG                            $   24,463
   1,696     Fortis NV                                         30,491
     418     Societe Generale*                                 24,783


10    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                           Value
           Diversified Financial Services - continued
   758     UBS AG*                                           $   35,713
                                                             ----------
                                                             $  115,450
                                                             ----------
           Total Diversified Financials                      $  115,450
                                                             ----------
           Insurance - 3.2%
           Multi-Line Insurance - 3.2%
   184     Muenchener Rueckversicherungs Gesellschaft AG     $   33,107
                                                             ----------
           Total Insurance                                   $   33,107
                                                             ----------
           Software & Services - 2.8%
           Application Software - 2.8%
 4,133     Indra Sistemas SA                                 $   29,186
                                                             ----------
           Total Software & Services                         $   29,186
                                                             ----------
           Technology Hardware & Development - 4.9%
           Telecommunications Equipment - 4.9%
 3,824     Nokia Oyj                                         $   50,895
                                                             ----------
           Total Technology Hardware & Development           $   50,895
                                                             ----------
           Telecommunication Services - 6.1%
           Wireless Telecommunication Services - 6.1%
39,666     Vodafone Group Plc                                $   63,235
                                                             ----------
           Total Telecommunication Services                  $   63,235
                                                             ----------
           TOTAL COMMON STOCKS
           (Cost $1,007,449)                                 $  966,438
                                                             ----------
           TOTAL INVESTMENT IN SECURITIES - 100%
           (Cost $1,061,106)(a)(b)(c)                        $1,033,515
                                                             ----------

*  Non-income producing security.

(a) At August 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $1,069,666 was as follows:
    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                                $  57,927
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                                $ (94,078)
                                                                             ---------
    Net unrealized loss                                                      $ (36,151)
                                                                             ---------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 8/31/02                                      (continued)
--------------------------------------------------------------------------------

(b) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:
    France                 23.1%
    United Kingdom         20.3
    Germany                10.7
    Netherlands            10.3
    Italy                   8.5
    Switzerland             7.0
    Ireland                 6.2
    Spain                   5.4
    Finland                 5.2
    Denmark                 3.3
                           ----
                          100.0%
                          -----

(c) At August 31, 2002, the Fund had a capital loss carryforward of $82,088, which will expire between 2009 and 2010 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2002 aggregated $982,458 and $429,758, respectively.


12    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
BALANCE SHEET 8/31/02
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $1,061,106)                   $1,033,515
  Cash                                                                       72,320
  Foreign currencies, at value                                               11,762
  Receivables -
     Fund shares sold                                                            52
     Dividends, interest and foreign taxes withheld                           2,743
     Forward foreign currency settlement hedge contracts - net                    3
  Due from Pioneer Investment Management, Inc.                                9,391
  Prepaid expenses                                                            1,187
  Other                                                                         235
                                                                         ----------
       Total assets                                                      $1,131,208
                                                                         ----------
LIABILITIES:
  Investment securities purchased                                        $   32,445
  Due to affiliates                                                           4,471
  Accrued expenses                                                           31,702
                                                                         ----------
       Total liabilities                                                 $   68,618
                                                                         ----------
NET ASSETS:
  Paid-in capital                                                        $1,183,237
  Accumulated net investment loss                                              (382)
  Accumulated net realized loss on investments and foreign
     currency transactions                                                  (92,827)
  Net unrealized loss on investments                                        (27,591)
  Net unrealized gain on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies             153
                                                                         ----------
       Total net assets                                                  $1,062,590
                                                                         ----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $566,738/71,607 shares)                              $     7.91
                                                                         ----------
  Class B (based on $295,294/37,170 shares)                              $     7.94
                                                                         ----------
  Class C (based on $200,558/25,181 shares)                              $     7.96
                                                                         ----------
MAXIMUM OFFERING PRICE:
  Class A ($7.91 [divided by] 94.25%)                                    $     8.39
                                                                         ----------
  Class C ($7.96 [divided by] 99.00%)                                    $     8.04
                                                                         ----------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 8/31/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,223)             $  11,524
  Interest                                                              717
                                                                  ---------
     Total investment income                                                      $  12,241
                                                                                  ---------
EXPENSES:
  Management fees                                                 $   6,478
  Transfer agent fees
     Class A                                                          2,462
     Class B                                                            938
     Class C                                                            565
  Distribution fees
     Class A                                                            812
     Class B                                                          1,816
     Class C                                                          1,412
  Administrative fees                                                37,121
  Custodian fees                                                     28,152
  Registration fees                                                  35,072
  Professional fees                                                  38,185
  Printing                                                           40,846
  Fees and expenses of nonaffiliated trustees                         6,383
  Miscellaneous                                                       5,096
                                                                  ---------
     Total expenses                                                               $ 205,338
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                           (192,231)
     Less fees paid indirectly                                                           (4)
                                                                                  ------------
     Net expenses                                                                 $  13,103
                                                                                  -----------
       Net investment loss                                                        $    (862)
                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
     Investments                                                  $ (26,307)
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                 (1,203)      $ (27,510)
                                                                  ---------       -----------
  Change in net unrealized gain (loss) from:
     Investments                                                  $   3,737
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies               (175)      $   3,562
                                                                  ---------       -----------
     Net loss on investments and foreign currency
       transactions                                                               $ (23,948)
                                                                                  -----------
     Net decrease in net assets resulting from operations                         $ (24,810)
                                                                                  -----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 8/31/02 and the Period from 12/29/00
(Commencement of Operations) to 8/31/01

                                                                Year          12/29/00
                                                                Ended            to
                                                               8/31/02         8/31/01
FROM OPERATIONS:
Net investment income (loss)                                $     (862)     $  2,083
Net realized loss on investments and foreign currency
  transactions                                                 (27,510)      (65,518)
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                  3,562       (31,000)
                                                            ----------      --------
  Net decrease in net assets resulting from operations      $  (24,810)     $(94,435)
                                                            ----------      --------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
  Class A ($0.10 and $0.00 per share)                       $   (3,031)     $      -
                                                            ----------      --------
  Total distributions to shareowners                        $   (3,031)     $      -
                                                            ----------      --------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  892,428      $365,358
Reinvestment of distributions                                    2,039             -
Cost of shares repurchased                                    (332,946)      (42,013)
                                                            ----------      --------
  Net increase in net assets resulting from fund share
     transactions                                           $  561,521      $323,345
                                                            ----------      --------
  Net increase in net assets                                $  533,680      $228,910
NET ASSETS:
Beginning of period                                            528,910       300,000
                                                            ----------      --------
End of period (including accumulated undistributed net
  investment income (loss) of ($382), and $2,997,
  respectively)                                             $1,062,590      $528,910
                                                            ----------      --------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------
For the Year Ended 8/31/02 and the Period from 12/29/00
(Commencement of Operations) to 8/31/01

                                 '02 Shares   '02 Amount   '01 Shares   '01 Amount
CLASS A*
Shares sold                         56,171    $  459,354     26,003     $ 237,867
Reinvestment of distributions          251         2,039          -             -
Less shares repurchased            (17,477)     (140,779)    (3,341)      (27,856)
                                   -------    ----------     ------     ---------
  Net increase                      38,945    $  320,614     22,662     $ 210,011
                                   -------    ----------     ------     ---------
CLASS B*
Shares sold                         24,177    $  197,694      9,946     $  91,172
Less shares repurchased             (6,456)      (54,062)      (497)       (4,073)
                                   -------    ----------     ------     ---------
  Net increase                      17,721    $  143,632      9,449     $  87,099
                                   -------    ----------     ------     ---------
CLASS C*
Shares sold                         29,595    $  235,380      4,090     $  36,319
Less shares repurchased            (17,268)     (138,105)    (1,236)      (10,084)
                                   -------    ----------     ------     ---------
  Net increase                      12,327    $   97,275      2,854     $  26,235
                                   -------    ----------     ------     ---------

* Fund shares were first publicly offered on January 2, 2001.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 8/31/02
--------------------------------------------------------------------------------

                                                          Year            12/29/00
                                                         Ended               to
                                                        8/31/02           8/31/01
CLASS A (a)
Net asset value, beginning of period                   $   8.15         $   10.00
                                                       --------         ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                         $   0.04         $    0.05
  Net realized and unrealized loss on investments
     and foreign currency transactions                    (0.18)            (1.90)
                                                       --------         ---------
     Net decrease from investment operations           $  (0.14)        $   (1.85)
                                                       --------         ---------
Distributions to shareowners:
  Net investment income                                $  (0.10)        $       -
                                                       --------         ---------
Net decrease in net asset value                        $  (0.24)        $   (1.85)
                                                       --------         ---------
Net asset value, end of period                         $   7.91         $    8.15
                                                       --------         ---------
Total return*                                             (1.76)%          (18.50)%
Ratio of net expenses to average net assets+               1.75%             1.76%**
Ratio of net investment income to average net
  assets+                                                  0.17%             0.92%**
Portfolio turnover rate                                      68%              135%**
Net assets, end of period (in thousands)               $    567         $     266
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
     Net expenses                                         31.21%            39.42%**
     Net investment loss                                 (29.29)%          (36.74)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
     Net expenses                                          1.75%             1.75%**
     Net investment income                                 0.17%             0.93%**

(a) Class A shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 8/31/02                                         (continued)
--------------------------------------------------------------------------------

                                                             Year            12/29/00
                                                            Ended               to
                                                           8/31/02           8/31/01
CLASS B (a)
Net asset value, beginning of period                      $   8.13         $   10.00
                                                          --------         ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $  (0.05)        $    0.02
  Net realized and unrealized loss on investments
     and foreign currency transactions                       (0.14)            (1.89)
                                                          --------         ---------
     Net decrease from investment operations              $  (0.19)        $   (1.87)
                                                          --------         ---------
Net increase (decrease) in net asset value                $  (0.19)        $   (1.87)
                                                          --------         ---------
Net asset value, end of period                            $   7.94         $    8.13
                                                          --------         ---------
Total return*                                                (2.34)%          (18.70)%
Ratio of net expenses to average net assets+                  2.33%             2.34%**
Ratio of net investment income (loss) to average net
  assets+                                                    (0.52)%            0.29%**
Portfolio turnover rate                                         68%              135%**
Net assets, end of period (in thousands)                  $    295         $     158
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
     Net expenses                                            31.81%            40.08%**
     Net investment loss                                    (30.00)%          (37.45)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
     Net expenses                                             2.33%             2.33%**
     Net investment income (loss)                            (0.52)%            0.30%**

(a) Class B shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


18    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             Year            12/29/00
                                                            Ended               to
                                                           8/31/02           8/31/01
CLASS C (a)
Net asset value, beginning of period                      $   8.14         $   10.00
                                                          --------         ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $  (0.04)        $    0.02
  Net realized and unrealized loss on investments
     and foreign currency transactions                       (0.14)            (1.88)
                                                          --------         ---------
Net increase (decrease) in net asset value                $  (0.18)        $   (1.86)
                                                          --------         ---------
Net asset value, end of period                            $   7.96         $    8.14
                                                          --------         ---------
Total return*                                                (2.21)%          (18.60)%
Ratio of net expenses to average net assets+                  2.22%             2.08%**
Ratio of net investment income (loss) to average net
  assets+                                                    (0.35)%            0.45%**
Portfolio turnover rate                                         68%              135%**
Net assets, end of period (in thousands)                  $    201         $     105
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
     Net expenses                                            31.70%            40.11%**
     Net investment loss                                    (29.83)%          (37.58)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
     Net expenses                                             2.22%             2.07%**
     Net investment income (loss)                            (0.35)%            0.46%**

(a) Class C shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   19

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/02
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Europe Select Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on August 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek capital growth by investing primarily in European equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Fund Shares were first publicly offered on January 2, 2001. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported,

Pioneer Europe Select Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its investments in any one European region. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated in to U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency translations represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/02                                (continued)
--------------------------------------------------------------------------------

    price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are (marked to market) daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    At August 31, 2002, the Fund had no outstanding portfolio hedges. The Funds gross forward currency settlement contracts payable and receivable were $4,779 and $4,782, respectively, resulting in a net receivable of $3.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investments companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

    The tax character of distributions during the year ended August 31, 2002 and the period from December 29, 2000 (commencement of operations) to August 31, 2001 were as follows:

Pioneer Europe Select Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               2002        2001
                              ------      ------
  Distributions paid from:
   Ordinary Income            $3,031        $-
   Long-Term capital gain          -         -
                              ------        --
                              $3,031        $-
                              ------        --
   Return of Capital          $    -        $-
                              ------        --
  Total                       $3,031        $-


    The following shows components of distributable earnings on a federal income tax basis at August 31, 2002. These amounts do not include the capital loss carryforward.

                                      2002
                                    --------
  Undistributed ordinary income     $      -
  Undistributed long-term gain             -
  Unrealized depreciation            (35,998)
                                    --------
  Total                             $(35,998)


    The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

    At August 31, 2002, the Fund reclassified $512 and $424 from accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions, respectively, to paid-in capital. The reclassification has no effect on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned $289 in underwriting commissions on the sale of Fund shares during the year ended August 31, 2002.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 8/31/02                                (continued)
--------------------------------------------------------------------------------

    class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administrative agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At August 31, 2002, $2,972 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of Unicredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $998 in transfer agent fees payable to PIMSS at August 31, 2002.

4. Distribution Plans

The Fund adopted Plans of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily

Pioneer Europe Select Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $501 in distribution fees payable to PFD at August 31, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2002, CDSCs in the amount of $2,319 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended August 31, 2002, the Fund's expenses were reduced by $4 under such arrangements.

6. Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements of the Fund for the past fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Directors and Audit Committee, engaged Ernst & Young LLP as independent auditors as of April 1, 2002.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Europe Select Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Europe Select Fund (the "Fund") as of August 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. [The statement of changes in net assets for the period from December 29, 2000 (commencement of operations) to August 31, 2001 and the financial highlights for the period then ended were audited by other auditors who have ceased operations and whose report dated October 5, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.]

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Select Fund at August 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                /s/ Ernst & Young LLP

Boston, Massachusetts
October 3, 2002

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser

Pioneer Investment Management, Inc.

Custodian

Brown Brothers Harriman & Co.

Independent Auditors

Ernst & Young LLP

Principal Underwriter

Pioneer Funds Distributor, Inc.

Legal Counsel

Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address               Position Held                                  Term of Office/Length of Service
 John F. Cogan, Jr. (76)*           Chairman of the Board,                         Trustee since 1988.
                                    Trustee and President                          Serves until retirement or removal.

 *Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

====================================================================================================================================
 Daniel T. Geraci (45)**            Trustee and                                    Trustee since October, 2001.
                                    Executive Vice President                       Serves until retirement or removal.

 **Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Position Held   Term of Office/Length of Service
 Mary K. Bush (54)               Trustee         Trustee since 1997.
 4201 Cathedral Avenue, NW,                      Serves until retirement or removal.
 Washington, DC, 20016

====================================================================================================================================
 Richard H. Egdahl, M.D. (75)    Trustee         Trustee since 1992.
 Boston University Healthcare                    Serves until retirement or removal.
 Entrepreneurship Program,
 53 Bay State Road,
 Boston, MA 02215

====================================================================================================================================
 Margaret B.W. Graham (55)       Trustee         Trustee since 1990.
 1001 Sherbrooke Street West,                    Serves until retirement or removal.
 Montreal, Quebec, Canada
====================================================================================================================================
 Marguerite A. Piret (54)        Trustee         Trustee since 1988.
 One Boston Place, 26th Floor,                   Serves until retirement or removal.
 Boston, MA 02108
====================================================================================================================================

====================================================================================================================================
Principal Occupation During Past Five Years         Other Directorships Held
 Deputy Chairman and a Director of Pioneer          Director of Harbor Global Company, Ltd.
 Global Asset Management S.p.A. (PGAM);
 Non-Executive Chairman and a Director of
 Pioneer Investment Management USA Inc.
 (PIM-USA); Chairman and a Director of
 Pioneer; President of all of the Pioneer Funds;
 and Of Counsel (since 2000, Partner prior to
 2000), Hale and Dorr LLP (counsel to PIM-
 USA and the Pioneer Funds)
====================================================================================================================================
 Director and CEO - US of PGAM since                None
 November 2001; Director, Chief Executive
 Officer and President of PIM-USA since October
 2001; Director of Pioneer Investment
 Management Shareholder Services, Inc. since
 October 2001; President and a Director of
 Pioneer Funds Distributor, Inc. (PFD) and
 Pioneer International Corporation since October
 2001; Executive Vice President of all of the
 Pioneer Funds since October 2001; President of
 Fidelity Private Wealth Management Group from
 2000 through October 2001; and Executive
 Vice President - Distribution and Marketing of
 Fidelity Investments Institutional Services and
 Fidelity Investments Canada Ltd. prior to 2000
====================================================================================================================================

Principal Occupation During Past Five Years          Other Directorships Held
 President, Bush & Co. (international financial      Director and/or Trustee of Brady Corporation
 advisory firm)                                      (industrial identification and specialty coated
                                                     material products manufacturer), Mastec Inc.
                                                     (communications and energy infrastructure),
                                                     Mortgage Guaranty Insurance Corporation, R.J.
                                                     Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                     Student Loan Marketing Association
                                                     (secondary marketing of student loans)
====================================================================================================================================
 Alexander Graham Bell Professor of Health Care      None
 Entrepreneurship, Boston University; Professor
 of Management, Boston University School of
 Management; Professor of Public Health, Boston
 University School of Public Health; Professor of
 Surgery, Boston University School of Medicine;
 University Professor, Boston University
====================================================================================================================================
 Founding Director, The Winthrop Group, Inc.         None
 (consulting firm); Professor of Management,
 Faculty of Management, McGill University
====================================================================================================================================
 President, Newbury, Piret & Company, Inc.           Director, Organogenesis Inc. (tissue
 (merchant banking firm)                             engineering company)
====================================================================================================================================

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address      Position Held   Term of Office/Length of Service
 Stephen K. West (73)      Trustee         Trustee since 1993.
 125 Broad Street,                         Serves until retirement or removal.
 New York, NY 10004

=========================================================================================
 John Winthrop (66)        Trustee         Trustee since 1988.
 One North Adgers Wharf,                   Serves until retirement or removal.
 Charleston, SC 29401
=========================================================================================

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address       Position Held         Term of Office/Length of Service
 Joseph P. Barri (55)       Secretary             Since 1988.
                                                  Serves at the discretion of Board.
=========================================================================================
 Dorothy E. Bourassa (54)   Assistant Secretary   Since November, 2000.
                                                  Serves at the discretion of Board.
=========================================================================================
 Vincent Nave (57)          Treasurer             Since November, 2000.
                                                  Serves at the discretion of Board.
=========================================================================================
 Luis I. Presutti (37)      Assistant Treasurer   Since November, 2000.
                                                  Serves at the discretion of Board.
=========================================================================================
 Gary Sullivan (44)         Assistant Treasurer   Since May, 2002.
                                                  Serves at the discretion of Board.
=========================================================================================
 Alan Janson (31)           Assistant Treasurer   Since July, 2002.
                                                  Serves at the discretion of the Board.

Principal Occupation During Past Five Years     Other Directorships Held
 Of Counsel, Sullivan & Cromwell (law firm)     Director, Dresdner RCM Global
                                                Strategic Income Fund, Inc. and
                                                The Swiss Helvetia Fund, Inc.
                                                (closed-end investment
                                                companies), VESCAP PLC
                                                (investment managers) and First
                                                ING Life Insurance Company of
                                                New York
=========================================================================================
 President, John Winthrop & Co., Inc.           Director of NUI Corp. (energy
 (private investment firm)                      sales, services and distribution)
=========================================================================================


==============================================================================================
Principal Occupation During Past Five Years                        Other Directorships Held
 Partner, Hale and Dorr LLP; Secretary of all of the Pioneer       None
 Funds

==============================================================================================
 Secretary of PIM-USA: Senior Vice President - Legal of            None
 Pioneer; and Secretary/Clerk of most of PIM-USA's
 subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
 Assistant Vice President and Director of Compliance of PIM-
 USA from April 1998 through October 2000; Vice President
 and Assistant General Counsel, First Union Corporation from
 December 1996 through March 1998
==============================================================================================
 Vice President - Fund Accounting and Custody Services of          None
 Pioneer (Manager from September 1996 to February 1999);
 and Treasurer of all of the Pioneer Funds (Assistant
 Treasurer from June 1999 to November 2000)
==============================================================================================
 Assistant Vice President - Fund Accounting, Administration        None
 and Custody Services of Pioneer (Fund Accounting Manager
 from 1994 to 1999); and Assistant Treasurer of all of the
 Pioneer Funds since November 2000
==============================================================================================
 Fund Accounting Manager-Fund Accounting. Administration           None
 and Custody Services of Pioneer since 1997; and Assistant
 Treasurer of all of the Pioneer Funds since May 2002

==============================================================================================
 Manager, Valuation Risk and Information Technology-Fund           None
 Accounting, Administration and Custody Services of Pioneer
 since March 2002; and Assistant Treasurer of all of the
 Pioneer Funds since July 2002. Manager, Valuation Risk and
 Performance Reporting of Pioneer from June 2000 to
 February 2002. Member of Pioneer Pricing Group from
 1996 to 2000 (promoted to Manager in 1998)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 701/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

      Growth Funds                                     Growth and Income Funds
      United States                                    Pioneer Fund
      Pioneer Core Equity Fund***                      Pioneer Balanced Fund
      Pioneer Growth Shares                            Pioneer Equity Income Fund
      Pioneer Mid Cap Growth Fund+                     Pioneer Value Fund
      Pioneer Mid Cap Value Fund                       (formerly Pioneer II)
      Pioneer Small Company Fund
      Pioneer Small Cap Value Fund++                   Income Funds
                                                       Taxable
      International/Global                             Pioneer America Income Trust
      Pioneer Emerging Markets Fund                    Pioneer Bond Fund
      Pioneer Europe Fund                              Pioneer High Yield Fund
      Pioneer Europe Select Fund                       Pioneer Strategic Income Fund
      Pioneer International Equity Fund**
      (formerly Pioneer World Equity Fund)             Tax-Free
      Pioneer International Value Fund**               Pioneer Tax-Free Income Fund
      (formerly Pioneer International Growth Fund)
                                                       Money Market Fund
      Sector Funds                                     Pioneer Cash Reserves Fund*
      Pioneer Real Estate Shares
      Pioneer Science & Technology Fund

  *An investment in the Fund is not insured or guaranteed by the Federal Deposit
   Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

 **Name change effective July 30, 2001.

***Formerly Pioneer Tax Managed Fund. Name change effective May 1, 2002.

  +Name change effective September 21, 2001.

 ++Name change effective September 6, 2001.

   Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[PIONEER INVESTMENTS LOGO]

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   12365-00-1002
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                        [RECYCLE LOGO] Printed on Recycled Paper